SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) July 20, 2004
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                           FIRST ADVANTAGE CORPORATION
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             (Exact Name of the Registrant as Specified in Charter)

         Delaware                      0-50285                   61-1437565
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     (State or Other                  (Commission              (IRS Employer
Jurisdiction of Incorporation)        File Number)           Identification No.)

One Progress Plaza, Suite 2400, St. Petersburg, Florida                    33701
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (727) 214-3411
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.      Exhibits.


Exhibit No.            Description

99.1                   Press Release.


Item 12.        Results of Operation and Financial Condition.

     On July 20, 2004, First Advantage Corporation, a Delaware corporation, announced financial results for the quarter ended June 30, 2004. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1.

     The Company's earnings release contains non-GAAP financial measures. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the text of the press release.

     EBITDA is presented in the earnings release. EBITDA was determined by adjusting net income (loss) for income tax, interest expense and depreciation and amortization. Although EBITDA is not a financial measure prepared in accordance with generally accepted accounting principles ("GAAP"), it is calculated and communicated by the Company because management believes it is of interest to investors and lenders in relation to its overall capital structure and its ability to borrow additional funds.

     The Company's calculation of EBITDA may or may not be consistent with the calculation of this measure by other companies in the same industry. Investors should not view EBITDA as an alternative to the GAAP measures of net income as a measure of performance, or cash flows from operating, investing and financing activities as a measure of liquidity. In addition, EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows. Management does not intend the presentation of EBITDA to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

     The information in this current report and the exhibit hereto is being "furnished" pursuant to Item 12 of Form 8-K. As such, this information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filings with the SEC unless it shall be explicitly so incorporated into such filings.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        FIRST ADVANTAGE CORPORATION



Date: July 20, 2004                     By:     /s/ John Lamson
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                                            Name:  John Lamson
                                            Title: Executive Vice President and
                                                   Chief Financial Officer